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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): November 25, 1997

                     National Auto Finance Company, Inc.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                  0-22067                             65-0688619
         (Commission File Number)                  (I.R.S. Employer
                                                Identification Number)

            621 N.W. 53rd Street, Suite 200
                  Boca Raton, Florida                            33487
       (Address of Principal Executive Offices)                (Zip Code)

                                (800) 999-7535
              (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     Filed herewith and incorporated herein by reference is a copy of the National Auto Finance Company, Inc. (the "Company") Press Release, dated November 25, 1997, announcing its financial results, as revised, for the third quarter and nine months ended September 30, 1997. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Business Acquired:

        Not applicable.

    (b) Pro Forma Financial Information.

        Not applicable.

    (c) Exhibits.

        (99) Press Release, dated November 25, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 25, 1997                NATIONAL AUTO FINANCE COMPANY, INC.

                                       By: /s/ Kevin G. Adams
                                       Name: Kevin G. Adams
                                       Title: Chief Financial Officer

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                     NATIONAL AUTO FINANCE COMPANY, INC.

                                   FORM 8-K

                                CURRENT REPORT

                                Exhibit Index

      Exhibit No.                   Description                    Page
      -----------                 ---------------                  ----

         (99)          Press Release, dated November 25, 1997